EXHIBIT 99

Certification Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to

     Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Metropolitan Health Networks, Inc. (the “Company”) for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof, (the “Report”), I, Michael M. Earley, Chief Executive Officer of the Company, and, I, David S. Gartner, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

METROPOLITAN HEALTH NETWORKS, INC.

Registrant

Date:  March 22, 2004

 /s/ Michael M. Earley

Michael M. Earley

President and

Chief Executive Officer

METROPOLITAN HEALTH NETWORKS, INC.

Registrant

Date:  March 22, 2004

/s/ David S. Gartner

David S. Gartner

Chief Financial Officer